Mineral Interests	12 Months Ended
Dec. 31, 2019
Disclosure of investment property [text block] [Abstract]
Disclosure of investment property [text block]
8.	Mineral Interests

Mineral interest expenditures on projects are considered as exploration and evaluation and their related costs consist of the following:

($000s)	Balance January 1, 2019	Expenditures / Acquisitions 2019	Balance December 31, 2019
KSM	276,586	19,923	296,509
Courageous Lake	73,647	2,074	75,721
Iskut	29,031	3,184	32,215
Snowstorm	15,269	5,186	20,455
Grassy Mountain	771	-	771
	395,304	30,367	425,671

($000s)	Balance January 1, 2018	Expenditures / Acquisitions 2018	Balance December 31, 2018
KSM	248,561	28,025	276,586
Courageous Lake	69,587	4,060	73,647
Iskut	25,221	3,810	29,031
Snowstorm	13,995	1,274	15,269
Grassy Mountain	771	-	771
	358,135	37,169	395,304

Continued exploration of the Company's mineral properties is subject to certain lease payments, project holding costs, rental fees and filing fees.

a)	KSM (Kerr-Sulphurets-Mitchell)

In 2001, the Company purchased a 100% interest in contiguous claim blocks in the Skeena Mining Division, British Columbia. The vendor maintains a 1% net smelter royalty interest on the project, subject to maximum aggregate royalty payments of $4.5 million. The Company is obligated to purchase the net smelter royalty interest for the price of $4.5 million in the event that a positive feasibility study demonstrates a 10% or higher internal rate of return after tax and financing costs.

In July 2009, the Company agreed to acquire various mineral claims immediately adjacent to the KSM property for further exploration and possible mine infrastructure use. The acquired claims were subject to a 4.5% net smelter royalty. In January 2019, the Company issued 100,000 common shares at $17.30 per common share, for total fair value of $1.7 million, to the holder of the net smelter return royalty on the claims and fully extinguished the royalties on those claims. The total fair value of the common shares was recorded to the mineral interest at KSM project.

In 2011 and 2012, the Company completed agreements granting a third party an option to acquire a 2% net smelter royalty on all gold and silver production sales from KSM for a payment equal to the lesser of $160 million or US$200 million. The option is exercisable for a period of 60 days following the announcement of receipt of all material approvals and permits, full project financing and certain other conditions for the KSM Project.

During 2019, as part of a cooperative and benefit agreement between the Company and the Tahltan Nation, the Company issued 50,000 common shares with a fair value of $18.63 per common share, for a total fair value of $0.9 million.

b)	Courageous Lake

In 2002, the Company purchased a 100% interest in the Courageous Lake gold project from Newmont Canada Limited and Total Resources (Canada) Limited for US$2.5 million. The Courageous Lake gold project consists of mining leases located in Northwest Territories of Canada.

c)	Iskut

On June 21, 2016, the Company purchased 100% of the common shares of SnipGold Corp. ("SnipGold") which owns the Iskut Project, located in northwestern British Columbia.

d)	Snowstorm

In 2017, the Company purchased 100% of the common shares of Snowstorm Exploration LLC ("Snowstorm") which owns the Snowstorm Project, located in northern Nevada. On the acquisition date, the Company issued 700,000 common shares, with a fair value of $14.39 per share and 500,000 common share purchase warrants with a fair value of $6.55 per common share purchase warrant for a combined fair value of $13.3 million. The common share purchase warrants are exercisable for four years from the date of acquisition, at $15.65 per share. In addition, the Company has agreed to make a conditional cash payment of US$2.5 million if exploration activities at the Snowstorm Project result in defining a minimum of five million ounces of gold resources compliant with National Instrument 43-101 and a further cash payment of US$5.0 million on the delineation of an additional five million ounces of gold resources.

On August 29, 2019, the Company purchased certain mining claims and lease agreement (the "Goldstorm Project") in northern Nevada from Mountain View Gold Corp. in exchange for 25,000 common shares of the Company. On the acquisition date, the Company issued the common shares at a fair value of $21.11 per common share for a total fair value of $0.5 million.

e)	Grassy Mountain

In 2013, the Company sold 100% of interest in the Grassy Mountain Project with a net book value of $771,000 retained within mineral properties, related to the option to either receive a non-controlling interest of 10% or a $10 million cash payment, following the delivery of a National Instrument 43-101 feasibility study on the project, at the discretion of the company.

f)	Other mineral properties

i)	Red Mountain

In 2001, the Company purchased a 100% interest in an array of assets associated with mineral claims in the Skeena Mining Division, British Columbia, together with related project data and drill core, an owned office building and a leased warehouse, various mining equipment on the project site, and a mineral exploration permit which was associated with a cash reclamation deposit of $1 million.

In 2014, the Company entered into an agreement with IDM Mining ("IDM") to option the Red Mountain Project.

Upon commencing commercial production IDM must pay the Company an additional $1.5 million and either an additional $4 million or sell to the Company up to 50,000 ounces of gold at a pre-determined price.

In 2017 IDM exercised its option to acquire the Red Mountain Project and the Company derecognized approximately $1.0 million of accrued reclamation liabilities. The Company released a reclamation deposit of $1.0 million into cash and pursuant to purchase agreements, made a third-party payment of $0.3 million. The derecognition of the reclamation liability net with the third-party payment resulted in a $0.8 million gain on the consolidated statements of operations and comprehensive loss.

(ii) Quartz Mountain

In 2001, the Company purchased a 100% interest in mineral claims in Lake County, Oregon. The vendor retained a 1% net smelter royalty interest on unpatented claims acquired and a 0.5% net smelter royalty interest was granted to an unrelated party as a finder's fee.

In 2011, subject to an agreement between the Company and Orsa Ventures Corp. ("Orsa") the Company granted Orsa the exclusive option to earn a 100% interest in the Quartz Mountain gold property and all of Seabridge's undivided 50% beneficial joint venture interest in an adjacent peripheral property. The agreement stipulated that Orsa would pay the Company $0.5 million on or before the fifth day following regulatory approval of the option agreement and make staged payments of $5 million in cash or common shares of Orsa, at the discretion of the Company. In 2013, Alamos Gold Inc. ("Alamos") acquired Orsa and its option to acquire Quartz Mountain and the Company received the next staged payment of $2 million from Alamos. There is no carrying value recorded for Quartz Mountain as all historical acquisition and exploration costs have been fully recovered through option payments and other recoveries.

Upon the completion of a feasibility study, Alamos must pay the Company $3 million and either an additional $15 million or provide a 2% net smelter return royalty on production at Quartz Mountain, at the option of the Company.